Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of October 1, 2018 (this “Agreement”), is made and entered into by and among WR Operating LLC, a Delaware limited liability company (“Investor”), and Northern Oil and Gas, Inc., a Delaware corporation (the “Company”).

RECITALS

A.    The Company and Investor are parties to a Purchase and Sale Agreement dated as of July 27, 2018 (the “Purchase Agreement”), pursuant to which Investor may acquire up to 59,041,836 shares of Common Stock (as defined below) of the Company; and

B.    In connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to Investor as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

1.    Defined Terms. As used in this Agreement (i) the following terms shall have the meaning ascribed to them below, and (ii) other capitalized terms not defined herein have the meaning ascribed to them in the Purchase Agreement.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.

“Common Stock” means the Company’s common stock, $0.001 par value per share.

“Company” has the meaning set forth in the preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline” means the first Business Day following either (a) if the Company reasonably determines that financial statements of the Assets meeting the requirements of Rule 3-05 of Regulation S-X are required to be filed by the Company pursuant to Item 9.01 of Form 8-K, the 75th day following Closing or, if later, the 30th day after such financial statements are provided to the Company, or (b) if the Company reasonably determines that financial statements of the Assets are not required, the 30th day following Closing.

“Investor” has the meaning set forth in the preamble.

“Long-Form Registration Statement” has the meaning set forth in Section 2(a).

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

“Prospectus” means the prospectus that forms a part of the Registration Statement and is used in connection therewith.

“Purchase Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means any (a) shares of Common Stock of the Company issued or issuable under the Purchase Agreement, and (b) any shares of Common Stock issued or issuable with respect to any shares described in clause (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, or other reorganization or similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a person shall be deemed to be a holder of Registrable Securities whenever such person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met, (ii) all remaining Registrable Securities represent an aggregate value of less than $20,000,000 based on the closing price of Company Common Stock as reported by the NYSE American and such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), (iii) such securities are transferred to a person or entity other than an Affiliate of Investor and Investor does not expressly assign its rights under this Agreement with respect to such securities to the transferee, or (iv) such securities have ceased to be outstanding.

“Registration Statement” means any Short-Form Registration Statement and Long-Form Registration Statement and shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof).

“Rule 144” means Rule 144 adopted by the SEC under the Securities Act or any successor rule.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations of the SEC promulgated thereunder.

“Selling Stockholder” means Investor, its executive officers and directors and each person, if any, who controls Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

“Short-Form Registration Statement” has the meaning set forth in Section 2(a).

“Suspension” has the meaning set forth in Section 3(b).

“Suspension Notice” has the meaning set forth in Section 3(b).

“Underwritten Offering” means an offering (including an offering pursuant to the Short-Form Registration Statement or the Long-Form Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.

2.    Registration Procedures and Expenses.

(a)    The Company will prepare and file with the SEC, as promptly as reasonably practicable following the Closing, but in no event later than the Filing Deadline, a registration statement on Form S-3 (or any successor to Form S-3) covering the resale of the Registrable Securities, including as permitted by Rule 415 under the Securities Act (or any successor rule) (the “Short-Form Registration Statement”), and as soon as reasonably practicable thereafter but in no event later than 60 days following the filing of the Short-Form Registration Statement (90 days in the event of a full review of the Short-Form Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by Investor. In the event that Form S-3 (or any successor form) is or becomes unavailable to register the resale of the Registrable Securities at any time prior to the expiration of Investor’s registration rights pursuant to this Agreement, the Company will prepare and file with the SEC, as promptly as reasonably practicable following the Closing but in no event later than the Filing Deadline, a registration statement on Form S-1 (or any successor to Form S-1) covering the resale of the Registrable Securities, including as permitted by Rule 415 under the Securities Act (or any successor rule) (the “Long-Form Registration Statement”), and as soon as reasonably practicable thereafter but in no event later than 60 days following the filing of the Long-Form Registration Statement (90 days in the event of a full review of the Long-Form Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by Investor. In the event the resale of any Registrable Securities issued as Additional Consideration is not covered by a Registration Statement filed pursuant to the foregoing provisions of this Section 2, then, within 30 days following the earlier of (i) the date that total number of shares of Purchaser Common Stock issued pursuant to the Purchase Agreement equals 19.9% of the total number of shares of Purchaser Common Stock that were issued and outstanding as of July 27, 2018 and (ii) November 7, 2019, the Company shall either file with the SEC a post-effective amendment to an effective Registration Statement registering such Registrable Securities issued as Additional Consideration or shall file with the SEC a new registration statement on Form S-3 (or any successor to Form S-3) or on Form S-1 (or any successor to Form S-1), as applicable, covering the resale of such Registrable Securities and in accordance with the other terms of this Section 2.

(b)    The Company will use its best efforts to:

(i)    prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary or advisable to keep the Registration Statement continuously effective and current for the Registrable Securities held by Investor for a period ending on the earlier of (i) the date on which all Registrable Securities cease to be Registrable Securities or (ii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144. The Company will notify Investor promptly upon the Registration Statement and each post-effective amendment thereto being declared effective by the SEC and advise Investor that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)    furnish to Investor and its representatives and counsel in advance of filing the Registration Statement or the Prospectus or any amendment or supplement thereto a copy of a reasonably complete draft of such Registration Statement or Prospectus or any amendment or supplement thereto, and provide Investor the opportunity to object to any information pertaining to Investor and its plan of distribution that is contained therein and make necessary corrections reasonably requested by Investor with respect to such information or plan of distribution prior to filing the Registration Statement or the Prospectus or any amendment or supplement thereto;

(iii)    furnish to Investor with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by Investor;

(iv)    make any blue sky filings or other qualifications under securities laws of such jurisdictions as Investor shall reasonably request and shall advise Investor, promptly, of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(v)    pay the expenses incurred by the Company and Investor in complying with this Agreement, including, without limitation, all registration and filing fees, FINRA fees, exchange listing fees, fees of transfer agents and registrars, printing expenses, fees and disbursements of counsel and independent reserve engineers for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of Investor and excluding any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by Investor);

(vi)    advise Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(vii)    upon request and subject to appropriate confidentiality obligations, furnish to Investor copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(viii)    provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of the Registration Statement;

(ix)    if requested by Investor, (i) incorporate in a prospectus supplement or post-effective amendment such information as Investor reasonably requests in writing to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(x)    in connection with an Underwritten Offering, use commercially reasonable efforts to provide to Investor a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering;

(xi)    make available upon reasonable notice at reasonable times and for reasonable periods for inspection by Investor and any underwriter or broker participating in any disposition of Registrable Securities and any attorney, accountant or other agent retained by any such Investor, broker or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with a Registration Statement; provided, that the Company need not disclose any non-public information to any such person unless and until such person has entered into a confidentiality agreement with the Company; and

(xii)    with a view to making available to Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit Investor to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately without restriction, and without regard for whether the Company has filed and made available the information contemplated by Rule 144(c)(1), pursuant to Rule 144 or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to Investor upon request, as long as Investor owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent annual report on Form 10-K or quarterly report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(c)    The Company understands that Investor disclaims being an underwriter but acknowledges that a determination by the SEC that Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

(d)    If, on or after April 1, 2019, the Investor elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $20,000,000 from such Underwritten Offering, then the Company shall, at the request of Investor, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with an underwriter or underwriters selected pursuant to this Section 2 and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or Investor in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that the Company shall have no obligation to facilitate or participate in more than one (1) Underwritten Offering pursuant to this Agreement in any 180-day period or more than four (4) Underwritten Offerings pursuant to this Agreement; provided further, that an Underwritten Offering shall not count against such limit unless and until the Requesting Holder(s) are able to sell at least seventy-five percent (75%) of the Registrable Shares requested to be included in such Underwritten Offering. The Company shall select the Managing Underwriter and any other underwriters in connection with any Underwritten Offering. The Investor shall determine the pricing of the Registrable Securities offered pursuant to any Underwritten Offering and the applicable underwriting discounts and commissions.

(e)    In connection with any Underwritten Offering contemplated by Section 2(d), the underwriting agreement into which the Investor and the Company shall enter into shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings. Investor shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, agreements or indemnities regarding Investor, Investor’s title in the securities being registered on its behalf, Investor’s authority to enter into such underwriting agreement and to sell, and information provided by Investor for inclusion in the Registration Statement relating thereto and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(f)    The Company, at its sole cost, shall remove any legend ordinarily included on restricted securities of the Company (or instruct its transfer agent to so remove such legend) from the certificates or book-entries evidencing Registrable Securities if such Common Stock (i) is sold pursuant to an effective registration statement under the Securities Act, (ii) is sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company) or (iii) is eligible for sale under Rule 144. Investor agrees to provide the Company, its counsel and/or the transfer agent with evidence reasonably requested by it in order to cause the removal of such legend, including, as may be appropriate, any information the Company deems necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including a certification that the holder is not an Affiliate of the Company (and a covenant to inform the Company if it should thereafter become an Affiliate and to consent to exchange any certificates or instruments representing the Common Stock for ones bearing an appropriate restrictive legend) and regarding the length of time the Common Stock has been held. Any fees (with respect to the transfer agent, Company counsel or otherwise) associated with the issuance of any legal opinion required by the Company’s transfer agent or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will use commercially reasonable efforts to, no later than five (5) days following the delivery by Investor to the Company or the transfer agent (with notice to the Company) of a legended certificate or instrument representing the Common Stock (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and any representation letter or certification as may be requested by the Company, deliver or cause to be delivered to such Company a certificate or instrument (as the case may be) representing such Common Stock that is free from all restrictive legends.

3.    Transfer of Shares After Registration; Suspension.

(a)    Except in the event that Section 3(b) applies, the Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to Investor, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide Investor copies of any documents filed pursuant to clause (i) above; and (iii) upon request, inform Investor that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify Investor to that effect, will use its commercially reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Investor pursuant to Section 2(b)(i) when the amendment has become effective).

(b)    In the event: (i) of any request by the SEC during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until Investor is advised in writing by the Company that the current Prospectus may be used, and has received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as practicable after delivery of a Suspension Notice to Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and Investor, the Company and Investor shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 3(b).

(c)    If a Suspension is not then in effect, Investor may sell Registrable Securities under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to Investor and to any other parties reasonably requiring such Prospectuses.

4.    Indemnification.

(a)    The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such

Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact in the Registration Statement or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement in the Registration Statement or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The indemnity provided in this Section 4(a) shall remain in full force and effect regardless of any investigation made by or on behalf of a Selling Stockholder and shall survive any transfer of Registrable Securities by such Selling Stockholder.

(b)    Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), to the extent that such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by Investor to comply with the covenants and agreements contained herein or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of Investor specifically for use in preparation of the Registration Statement, and Investor will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify and reimburse expenses shall be limited to the net amount of the proceeds received by Investor from the sale of the Registrable Securities pursuant to the Registration Statement.

(c)    Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 4 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 4. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any Affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)    If the indemnification provided for in this Section 4 is unavailable to or insufficient to hold harmless an indemnified party under subsections 4(a) or 4(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and Investor agree that it would not be just and equitable if contribution pursuant to this subsection 4(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection 4(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection 4(d) will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 4(d), Investor will not be required to contribute any amount in excess of the amount by which the net amount received by Investor from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which Investor has otherwise been required to pay to the Company by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)    The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 4, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 4 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

(f)    The obligations of the Company and of Investor under this Section 4 shall survive completion of any offering of Registrable Securities pursuant to the Registration Statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a complete and unconditional release from all liability in respect to such claim or litigation.

5.    Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system or any successor thereto) to Investor:

(a)    as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)    upon the request of Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 5 as filed with the SEC and all other information that is made available to stockholders; and

(c)    upon the reasonable request of Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of Investor, will meet with Investor or its representatives at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with Investor’s investigation for the purpose of reducing or eliminating Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with Investor until and unless Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.    Regulation M.    The Company will not take any direct or indirect action prohibited by Regulation M under the Exchange Act or that would cause Investor to be prohibited or limited under Regulation M or any similar rule from selling any shares of Common Stock pursuant to the Registration Statement.

7.    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by Investor to a party that acquires, other than pursuant to the Registration Statement or Rule 144, any of the Registrable Securities, or to any Affiliate of Investor that acquires any Registrable Securities. Any such permitted assignee will have all the rights of such Investor under this Agreement with respect to the Registrable Securities transferred.

8.    Required Questionnaire. Investor agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Exhibit A (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of Investor in a Registration Statement and shall not be required to pay any liquidated or other damages hereunder if Investor fails to furnish to the Company a fully completed Selling Holder Questionnaire at least three Business Days prior to the filing of the Registration Statement.

9.    Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Subsection 2(b)(v) and Section 4 will survive any such termination.

10.    Counterparts. This Agreement may be executed and delivered (including by facsimile or email transmission) in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement may be signed by facsimile signature or other electronic delivery of an image file reflecting execution hereof and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

11.    Notices. All notices which are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing and delivered personally, by overnight courier service, by electronic mail, or by registered or certified mail, postage prepaid, as follows:

If to Investor:	WR Operating, LLC 3811 Turtle Creek Blvd., Ste. 550 Dallas, TX 75219 Attention: John Wunderlick E-mail: jrwunder@wresourcesllc.com

If to the Company:	Northern Oil and Gas, Inc. Attention: Erik J. Romslo 601 Carlson Parkway, Suite 990 Minnetonka, MN 55305 Phone: (952) 476-9800 E-mail: eromslo@northernoil.com

With a copy to (which shall not constitute Notice to the Company):	Faegre Baker Daniels LLP Attention: Morgan Burns 2200 Wells Fargo Center 90 S. Seventh Street Minneapolis, MN 55402 Phone: (612) 766-7136 E-mail: morgan.burns@faegrebd.com

Each party may change its address for notice by notice to the other in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the party to which such notice is addressed.

12.    Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

13.    Governing Law and Venue. THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.

14.    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 14.

15.    Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

16.    Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of Investor; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement.

17.    Entire Agreement. This Agreement, together with the Purchase Agreement and the Exhibits and Schedules attached thereto and hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

18.    Amendment, Modification and Waiver. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and the holders of a majority of the Registrable Securities. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

19.    No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, the parties hereto hereby acknowledge that the persons specifically identified in Section 4 are express third-party beneficiaries of the obligations of the parties hereto set forth in Section 4.

20.    Severability. If any term or other provisions of this Agreement is held invalid, illegal or incapable of being enforced under any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party; provided, however, that if any such term or provision may be made enforceable by limitation thereof, then such term or provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable Law.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, this Registration Rights Agreement has been signed by each of the parties hereto as of the date first above written.

COMPANY:

NORTHERN OIL AND GAS, INC.

By:	/s/ Brandon Elliott
Name:	Brandon Elliott
Title:	Chief Executive Officer

INVESTOR:

WR OPERATING LLC

By:	/s/ John R. Wunderlick
Name:	John R. Wunderlick
Title:	Chief Executive Officer

Exhibit A

to Registration Rights Agreement

NORTHERN OIL AND GAS, INC.

SELLING HOLDER QUESTIONNAIRE

The purpose of this questionnaire is to obtain information to be used by Northern Oil and Gas, Inc. (the “Company”) to complete a Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company Common Stock currently outstanding and/or of certain shares of Company Common Stock to be issued upon exercise of currently outstanding warrants to purchase Company Common Stock.

Please answer all questions fully. Do not leave questions blank – if the answer to any question is “Not Applicable,” please indicate by marking “N/A.” If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

Please complete and sign this Questionnaire and fax or email it to:

Northern Oil and Gas, Inc.

Attn: Erik Romslo – General Counsel

(f) 952-476-9801

eromslo@northernoil.com

If you have any questions concerning this Questionnaire, please call Erik Romslo at 952-476-9800. You may wish to keep a copy of the Questionnaire for your records.

PLEASE COMPLETE AND RETURN THIS QUESTIONNAIRE AS SOON AS POSSIBLE, BUT NO LATER THAN [DATE].

Failure to return the questionnaire may result in the exclusion of your name and shares from the registration statement.

1.	Please set forth your name and address.

Full legal name:

Address:

2.

Please state the total number of currently outstanding shares of Company Common Stock that you beneficially own* and the form of ownership and the date that you acquired such stock. Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list shares underlying options and warrants. See Question #3).

3.	Please list any outstanding options and warrants to purchase Company Common Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant.

Number of Shares Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.	If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

5.	If you are an entity, please identify the natural person(s) who exercise sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3.

6.	Please advise whether you are a registered broker-dealer or an affiliate* thereof. If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3.

*	See Appendix A for definitions

7.	List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*.

8.	If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

9.	With respect to the shares that you wish to include in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

10.	Please review Appendix B “Plan of Distribution.” Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock. By signing below, you agree to distribute your shares of the Company’s Common Stock as described in Appendix B and this Item 10 and to notify the Company of any plan to distribute the Company’s Common Stock that is not described in Appendix B or herein under Item 10.

The undersigned, a Selling Stockholder of the Company, hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement. The undersigned will notify Erik Romslo, at the address specified above, in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above. Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated:              , 20

By:
Name:
Its:

*	See Appendix A for definitions

Appendix A

to Selling Holder Questionnaire

CERTAIN TERMS USED IN QUESTIONNAIRE

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise. A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

Appendix B

to Selling Holder Questionnaire

PLAN OF DISTRIBUTION

We are registering for resale by the selling stockholders and certain transferees a total of                shares of Common Stock, of which                shares are issued and outstanding and up to                shares are issuable upon exercise of warrants. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock, although we may receive up to $        upon the exercise of all of the warrants by the selling stockholders. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock. If the shares of Common Stock are sold through broker-dealers or agents, the selling stockholder will be responsible for any compensation to such broker-dealers or agents.

The selling stockholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus.

The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders may use any one or more of the following methods when selling the shares of Common Stock offered by this prospectus:

•	through one or more broker-dealers or agents (and may involve crosses, block transactions or hedging transactions);

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	underwritten offerings;

•	through hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume;

•	on the OTC Bulletin Board Market, any national securities exchange or quotation service on which the shares of our Common Stock may be listed or quoted at the time of sale;

•	in the over-the counter market;

•	in privately negotiated transactions;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	in a combination of such transactions; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may set the price or prices of their shares of Common Stock at:

•	fixed prices;

•	carrying prices determined at the time of sale;

•	market prices prevailing at the time of such sale;

•	prices related to market prices; or

•	negotiated prices.

In connection with sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders and may receive commissions from the purchasers of the shares of Common Stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved). Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of Common Stock from or through such broker-dealer or agent. [We have been advised that, as of the date hereof, none of the selling stockholders have made any arrangements with any broker-dealer or agent for the sale of their shares of Common Stock.]

The selling stockholder and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling stockholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of Common Stock covered by this prospectus that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. A selling stockholder may also transfer, devise or gift the shares of Common Stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling stockholder under this prospectus.

If required at the time a particular offering of the shares of Common Stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-deals or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

If underwriters are used in the sale of any securities, an underwriting agreement will be executed with the underwriter at the time of sale and we will identify any underwriters or agents and describe their compensation in a prospectus supplement used to make resales of the securities to the public. In connection with the sale of the securities, the selling securityholders, or the purchasers of securities for whom the underwriter may act as agent, may compensate the underwriter in the form of underwriting discounts or commissions. The underwriter may sell the securities to or through dealers, and those dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for which they may act as agent. Unless otherwise indicated in a prospectus supplement, an agent will be acting on a best efforts basis and a dealer will purchase securities as a principal, and may then resell the securities at varying prices to be determined by the dealer.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will bear all expenses of the registration of the shares of Common Stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling stockholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling stockholders, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling stockholder will be entitled to contribution. We will be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholders for use in this prospectus, in accordance with the registration rights agreement or will be entitled to contribution. Once sold under this shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.